EXHIBIT 99.3

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 3
================================================================================


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                                                                          % of
                                        # of        Aggregate        Aggregate
Current Balance                        Loans          Balance          Balance
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<= $333,700.00                             2         $623,350             0.34
$333,700.01 - $450,000.00                 74       29,282,455            15.93
$450,000.01 - $650,000.00                 94       51,570,871            28.06
$650,000.01 - $850,000.00                 34       25,226,042            13.72
$850,000.01 - $1,050,000.00               30       28,681,752            15.60
$1,050,000.01 - $1,250,000.00             19       21,925,532            11.93
$1,250,000.01 - $1,450,000.00             13       17,545,200             9.55
$1,450,000.01 - $1,650,000.00              6        8,954,600             4.87
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Total:                                   272     $183,809,803           100.00
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Minimum: $289,650.00
Maximum: $1,500,000.00
Average: $675,771.34
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                                                                          % of
                                        # of        Aggregate        Aggregate
Current Gross Rate                     Loans          Balance          Balance
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4.001% - 4.250%                           42      $34,673,550            18.86
4.251% - 4.500%                           87       57,601,795            31.34
4.501% - 4.750%                           64       46,250,025            25.16
4.751% - 5.000%                           38       20,111,951            10.94
5.001% - 5.250%                           29       18,390,356            10.01
5.251% - 5.500%                           12        6,782,126             3.69
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Total:                                   272     $183,809,803           100.00
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Minimum: 4.250%
Maximum: 5.375%
Weighted Average: 4.632%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Net Rate                               Loans          Balance          Balance
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3.751% - 4.000%                           77      $56,566,600            30.77
4.001% - 4.250%                           87       61,365,095            33.39
4.251% - 4.500%                           39       26,435,250            14.38
4.501% - 4.750%                           35       19,168,158            10.43
4.751% - 5.000%                           26       16,526,524             8.99
5.001% - 5.250%                            8        3,748,176             2.04
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Total:                                   272     $183,809,803           100.00
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Minimum: 3.825%
Maximum: 5.125%
Weighted Average: 4.275%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Index                                  Loans          Balance          Balance
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1 Year CMT                               205     $150,756,043            82.02
1 Year Libor                              49       25,028,881            13.62
6 Month Libor                             18        8,024,879             4.37
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Total:                                   272     $183,809,803           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Months to Roll                         Loans          Balance          Balance
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56                                         1         $333,700             0.18
57                                        19        9,517,366             5.18
58                                        51       33,541,109            18.25
59                                       201      140,417,629            76.39
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Total:                                   272     $183,809,803           100.00
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Average AS OF: 2004-07-01
Minimum: 56
Maximum: 59
Weighted Average: 59
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                                                                          % of
                                        # of        Aggregate        Aggregate
Gross Margin                           Loans          Balance          Balance
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<= 2.000%                                  2         $867,232             0.47
2.001% - 2.250%                           55       28,063,911            15.27
2.501% - 2.750%                          214      154,589,010            84.10
3.001% - 3.250%                            1          289,650             0.16
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Total:                                   272     $183,809,803           100.00
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Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.670%
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:24                  Page 1  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 3
================================================================================


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                                                                          % of
                                        # of        Aggregate        Aggregate
First Rate Cap                         Loans          Balance          Balance
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1.000%                                     1         $467,818             0.25
5.000%                                   270      183,008,286            99.56
6.000%                                     1          333,700             0.18
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Total:                                   272     $183,809,803           100.00
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Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 4.992%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Periodic Rate Cap                      Loans          Balance          Balance
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1.000%                                    17       $7,691,179             4.18
2.000%                                   255      176,118,625            95.82
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Total:                                   272     $183,809,803           100.00
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Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.958%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Maximum Rate                           Loans          Balance          Balance
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9.001% - 9.250%                           42      $34,673,550            18.86
9.251% - 9.500%                           87       57,601,795            31.34
9.501% - 9.750%                           63       45,916,325            24.98
9.751% - 10.000%                          32       17,434,934             9.49
10.001% - 10.250%                         27       17,356,044             9.44
10.251% - 10.500%                         11        6,382,126             3.47
10.501% - 10.750%                          1          333,700             0.18
10.751% - 11.000%                          6        2,677,017             1.46
11.001% - 11.250%                          2        1,034,312             0.56
11.251% - 11.500%                          1          400,000             0.22
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Total:                                   272     $183,809,803           100.00
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Minimum: 9.250%
Maximum: 11.375%
Weighted Average: 9.656%
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                                                                          % of
                                        # of        Aggregate        Aggregate
FICO Scores                            Loans          Balance          Balance
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601 - 620                                  1         $678,362             0.37
621 - 640                                  3        1,459,600             0.79
641 - 660                                  3        2,117,544             1.15
661 - 680                                  8        3,406,782             1.85
681 - 700                                 18        9,857,879             5.36
701 - 720                                 80       58,299,502            31.72
721 - 740                                 23       13,247,913             7.21
741 - 760                                 51       35,084,376            19.09
761 - 780                                 48       33,416,705            18.18
781 - 800                                 33       23,611,641            12.85
801 - 820                                  4        2,629,500             1.43
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Total:                                   272     $183,809,803           100.00
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Minimum (not less than 400): 620
Maximum: 810
Weighted Average: 740
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                                                                          % of
                                        # of        Aggregate        Aggregate
Original Loan To Value Ratio           Loans          Balance          Balance
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<= 50.00%                                 35      $25,553,733            13.90
50.01% - 55.00%                           18       13,349,672             7.26
55.01% - 60.00%                           21       19,355,007            10.53
60.01% - 65.00%                           33       22,432,439            12.20
65.01% - 70.00%                           58       45,453,462            24.73
70.01% - 75.00%                           64       38,180,471            20.77
75.01% - 80.00%                           41       18,835,029            10.25
80.01% - 85.00%                            1          360,339             0.20
90.01% - 95.00%                            1          289,650             0.16
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Total:                                   272     $183,809,803           100.00
--------------------------------------------------------------------------------
Minimum: 19.58
Maximum: 95.00
Weighted Average: 64.32
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:24                  Page 2  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 3
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Combined Loan To Value Ratio           Loans          Balance          Balance
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<= 50.00%                                 35      $25,553,733            13.90
50.01% - 55.00%                           17       12,595,600             6.85
55.01% - 60.00%                           21       19,111,378            10.40
60.01% - 65.00%                           30       20,473,409            11.14
65.01% - 70.00%                           56       45,232,009            24.61
70.01% - 75.00%                           60       36,268,877            19.73
75.01% - 80.00%                           38       17,763,484             9.66
80.01% - 85.00%                            4        1,819,762             0.99
85.01% - 90.00%                            8        3,702,590             2.01
90.01% - 95.00%                            2          888,962             0.48
95.01% - 100.00%                           1          400,000             0.22
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Total:                                   272     $183,809,803           100.00
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Minimum: 19.58
Maximum: 100.00
Weighted Average: 65.02


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                                                                          % of
                                        # of        Aggregate        Aggregate
Amortization                           Loans          Balance          Balance
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Interest Only                            208     $151,725,413            82.54
Fully Amortizing                          64       32,084,390            17.46
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Total:                                   272     $183,809,803           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Top 5 States                           Loans          Balance          Balance
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California                               242     $162,533,819            88.43
New York                                  10        6,969,202             3.79
Florida                                    7        4,346,950             2.36
Washington                                 2        1,731,232             0.94
Maryland                                   2        1,641,700             0.89
Other                                      9        6,586,900             3.58
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Total:                                   272     $183,809,803           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Prepay Original Term                   Loans          Balance          Balance
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0                                        262     $176,584,103            96.07
36                                         9        6,575,750             3.58
60                                         1          649,950             0.35
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Total:                                   272     $183,809,803           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Document Type                          Loans          Balance          Balance
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Full                                      15      $11,586,347             6.30
No Doc                                     1          289,650             0.16
No Ratio                                   2        1,169,950             0.64
Reduced                                   48       45,661,144            24.84
Stated Doc                               185      107,957,262            58.73
Streamline                                21       17,145,450             9.33
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Total:                                   272     $183,809,803           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Loan Purpose                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Purchase                                  71      $51,862,938            28.22
Cash Out Refinance                       108       61,289,418            33.34
Rate/Term Refinance                       93       70,657,447            38.44
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Total:                                   272     $183,809,803           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Owner Occupancy Status                 Loans          Balance          Balance
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Primary                                  260     $177,608,494            96.63
Secondary                                 12        6,201,310             3.37
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Total:                                   272     $183,809,803           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:24                  Page 3  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 3
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Property Type                          Loans          Balance          Balance
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Coop                                       3       $1,289,452             0.70
Condominium                               40       22,458,825            12.22
PUD                                        5        2,454,577             1.34
Single Family                            221      156,261,797            85.01
Two- to Four Family                        3        1,345,153             0.73
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Total:                                   272     $183,809,803           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Stated Remaining Term to Maturity      Loans          Balance          Balance
--------------------------------------------------------------------------------
274                                        1         $499,031             0.27
356                                        1          333,700             0.18
357                                       19        9,517,366             5.18
358                                       50       33,042,077            17.98
359                                      200      139,767,679            76.04
360                                        1          649,950             0.35
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Total:                                   272     $183,809,803           100.00
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Minimum: 274
Maximum: 360
Weighted Average: 358
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                                                                          % of
                                        # of        Aggregate        Aggregate
Servicer                               Loans          Balance          Balance
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Bank of America                           49      $25,028,881            13.62
Downey                                     9        4,111,329             2.24
GMAC Mortgage                              9        3,913,550             2.13
Wamu                                       1          678,362             0.37
Washington Mutual Bank                   204      150,077,681            81.65
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Total:                                   272     $183,809,803           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Originator                             Loans          Balance          Balance
--------------------------------------------------------------------------------
Bank of America                           49      $25,028,881            13.62
First Financial                            1          333,700             0.18
Loan Center Of California Inc              1          649,950             0.35
Prism Mortgage/RBC Mortgage                1          678,362             0.37
Provident Bank                             1          400,000             0.22
UBS Conduit                               15        6,641,229             3.61
Washington Mutual                        204      150,077,681            81.65
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Total:                                   272     $183,809,803           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:24                  Page 4  of  4